                                                         Exhibit (16)(a)

                 SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

                                  IBM MUTUAL FUNDS

                            IBM LARGE COMPANY INDEX FUND

1. Average Annual Total Return For The Period October 1, 1991 Through September 30, 1992.

     P(1 + T)^N = ERV

     Where:    P = initial investment
               T = average annual total return
               N = number of years
               ERV = ending redeemable value at the end of the period

     ONE YEAR EXAMPLE:*

          P =    $1,000.00
          T =    10.42%
          N =    1
          ERV =  $1,104.19

     LIFE OF FUND EXAMPLE:*

          P =    $1,000
          T =    19.12%
          N =    2
          ERV =  $1,419.03

     FIVE YEAR EXAMPLE:*

          P =
          T =
          N =
          ERV =

     TEN YEAR EXAMPLE:*

          P =
          T =
          N =
          ERV =

*  Inception date 10/01/90


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                 SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

                                  IBM MUTUAL FUNDS

                            IBM SMALL COMPANY INDEX FUND

1. Average Annual Total Return For The Period October 1, 1991 Through September 30, 1992.

     P(1 + T)^N = ERV

     Where:      P = initial investment
                 T = average annual total return
                 N = number of years
                 ERV = ending redeemable value at the end of the period

     ONE YEAR EXAMPLE:*

          P =    $1,000.00
          T =    11.66%
          N =    1*
          ERV =  $1,116.56

     LIFE OF FUND EXAMPLE:*

          P =    $1,000
          T =    25.88%
          N =    2
          ERV =  $1,584.54

     FIVE YEAR EXAMPLE:*

          P =
          T =
          N =
          ERV =

     TEN YEAR EXAMPLE:*

          P =
          T =
          N =
          ERV =

*  Inception date 10/01/90

                                         -2-

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                 SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

                                  IBM MUTUAL FUNDS

                            IBM U.S. TREASURY INDEX FUND

1. Average Annual Total Return For The Period October 1, 1991 Through September 30, 1992.

     P(1 + T)^N = ERV

     Where:      P = initial investment
                 T = average annual total return
                 N = number of years
                 ERV = ending redeemable value at the end of the period

     ONE YEAR EXAMPLE:*

          P =    $1,000.00
          T =    12.45%
          N =    1
          ERV =  $1,124.52

     LIFE OF FUND EXAMPLE:*

          P =    $1,000
          T =    13.70%
          N =    1.333
          ERV =  $1,186.69

     FIVE YEAR EXAMPLE:*

          P =
          T =
          N =
          ERV =

     TEN YEAR EXAMPLE:*

          P =
          T =
          N =
          ERV =

*  Inception date 06/04/91

                                         -3-